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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.



                       Spectrum Group International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.
    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------
    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

               [LOGO OF SPECTRUM GROUP INTERNATIONAL APPEARS HERE]


November 23, 2009

To Our Stockholders:

         You are cordially invited to attend the annual meeting of stockholders of Spectrum Group International, Inc., which will be held at the Hilton Hotel (Madison Suite), 1335 Avenue of the Americas, New York, NY on December 17, 2009, starting at 9:00 a.m.

         The notice of annual meeting and proxy statement covering the formal business to be conducted at the annual meeting follow this letter.

         We hope that you will attend the annual meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy card promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.

                                           Sincerely,

                                           /s/ Carol Meltzer
                                           -----------------
                                           Carol Meltzer
                                           Secretary

                       SPECTRUM GROUP INTERNATIONAL, INC.
                                   18061 Fitch
                            Irvine, California 94816

                  NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

       The annual meeting of stockholders of Spectrum Group International, Inc. (the "Company") will be held at the Hilton Hotel (Madison Suite), 1335 Avenue of the Americas, New York, NY on December 17, 2009, starting at 9:00 a.m., for the following purposes:

       o to elect three directors to serve for terms of one year and until their respective successors have been duly elected and qualified;

       o to elect two directors to serve for terms of two years and until their respective successors have been duly elected and qualified;

       o to elect two directors to serve for terms of three years and until their respective successors have been duly elected and qualified;

       o to ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2010; and

       o to transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

       Stockholders of record at the close of business on October 27, 2009, are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card in the reply envelope provided, which requires no postage if mailed in the United States. Stockholders attending the annual meeting may vote in person even if they have returned a proxy card. By promptly returning your proxy card, you will greatly assist us in preparing for the annual meeting.

                                           By order of the Board of Directors

                                           /s/ Carol Meltzer
                                           -----------------
                                           CAROL MELTZER
                                           Secretary

Irvine, California
November 23, 2009

               [LOGO OF SPECTRUM GROUP INTERNATIONAL APPEARS HERE]

                       SPECTRUM GROUP INTERNATIONAL, INC.


                               PROXY STATEMENT FOR
                       2009 ANNUAL MEETING OF STOCKHOLDERS
                         To be held on December 17, 2009



       Commencing on or about November 20, 2009, this proxy statement and the enclosed form of proxy card are being mailed to stockholders of Spectrum Group International, Inc., a Delaware corporation ("SGI" or the "Company"), in connection with the Company's Board of Directors' solicitation of proxies for use at the annual meeting of SGI stockholders and at any adjournment or postponement. The annual meeting is being held at the Hilton Hotel (Madison Suite), 1335 Avenue of the Americas, New York, NY on December 17, 2009, starting at 9:00 a.m., for the purposes described in this proxy statement.

       SGI's annual report is included with this proxy statement. It contains SGI's financial statements for fiscal year 2009 and other information concerning the Company.

       If you are unable to attend the annual meeting, you may vote by proxy on any matter to come before the meeting. The Board of Directors is, by means of this proxy statement, soliciting your proxy. Any proxy given pursuant to this solicitation and received in time for the annual meeting will be voted as specified on the proxy card. If no instructions are given, proxies will be voted
(1) FOR election of the nominees named below under the caption "Election of Directors," and (2) FOR ratification of the appointment of BDO Seidman, LLP as SGI's independent registered public accountants for the fiscal year ending June 30, 2010, and (3) in the discretion of the proxies named on the proxy card, with respect to any other matters properly brought before the annual meeting.

       You may vote over the Internet, by mail and in person, as described in these proxy materials, including the proxy card. Attendance in person at the annual meeting will not of itself revoke a proxy, but any stockholder who does attend the annual meeting may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by submitting a properly executed proxy with a later date or by sending a written notice of revocation to SGI's corporate secretary at SGI's principal executive offices.

       To vote over the internet, registered holders should go to www.amstock.com. At that page, click on the link in the center of the screen titled "Vote Your Proxy". Enter the control number in the box located in the center of the page. (The control number is the eleven digit number located beneath the company name and account number on the upper-right side of the proxy material sent to you. If you received an email notification, the control number can be found in the body of the email.) Once you have entered the control number, you may proceed to make your selections on the online ballot. Once completed, you should then click "Submit" to receive a confirmation page as acknowledgement of the successful completion of the voting process.

       Holders in street name will receive a voting instruction form directly from your bank, broker or other intermediary containing instructions on how you can direct your record holder to vote your shares.

       The holders of a majority of the outstanding shares of the Company's common stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted in any manner are included in determining the number of votes present and for purposes of determining whether a quorum is present.

       In order to be elected, a nominee for director must receive a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock present in person or by proxy and entitled to vote on the matter is required to ratify the appointment of the independent registered public accountants. A "withheld" vote on a director nominee will have no direct effect on the election. An abstention on one of the other items will have the effect of a vote against approval of that item. Broker shares that are not voted on a given matter will not be included in determining the number of votes entitled to vote on the matter, and therefore will have no effect on the outcome of the vote on that matter.

       Each person we list in this Proxy Statement as a nominee for election as a director has agreed to serve if elected. Although we expect that all the nominees will be able to serve if elected, if a nominee becomes unable to serve between now and the meeting date, we will vote any shares for which we have received proxies in favor of a substitute nominee recommended by our Board of Directors.

       The Company has appointed an inspector who will determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and will receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting or any stockholder entitled to vote at the meeting, the inspector will make a report in writing of any challenge, question or matter determined by the inspector and execute a certificate of any fact found by the inspector. Any report or certificate made by the inspector will be prima facie evidence of the facts stated and of the vote as certified by them.

       Only stockholders of record at the close of business on October 27, 2009 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement. As of the close of business on October 27, 2009, there were 31,941,105 shares of SGI common stock outstanding. Each share of common stock entitles the record holder to one vote on all matters properly brought before the annual meeting and any adjournment or postponement, with no cumulative voting.

       If your SGI shares are held for you in a brokerage, bank or other institutional account, you must obtain a proxy from that entity and bring it with you to hand in with your ballot in order to be able to vote your shares at the annual meeting.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholders Matters

Principal Stockholders of the Company
-------------------------------------

       The following table shows certain information for any person who we know "beneficially owned" 5% or more of SGI's common stock as of October 26, 2009. Persons and groups that beneficially own in excess of 5% of the Company's common stock are required to file certain reports with the Company and with the Securities and Exchange Commission regarding such beneficial ownership. For purposes of the table below and the table set forth under "Beneficial Stock Ownership of Management," a person is deemed to be the beneficial owner of any shares of common stock (1) over which the person has or shares, directly or indirectly, voting or investment power, or (2) of which the person has a right to acquire beneficial ownership at any time within 60 days after October 26, 2009. "Voting Power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares. We obtained the information provided in the following table from filings with the SEC and from representations made by the persons listed below.

      --------------------------------  -------------------------  -------------
            Name and Address of             Amount and Nature       Percent of
             Beneficial Owner            Of Beneficial Ownership   Common Stock
      --------------------------------  -------------------------  -------------
      Afinsa Bienes Tangibles, S.A.(1)
      Lagasca 88, 28001 Madrid, Spain         18,642,067            58.36% (2)
      --------------------------------  -------------------------  -------------

(1) Afinsa Bienes Tangibles, S.A. ("Afinsa") beneficially owns 18,642,067 shares of SGI's common stock, including 271,514 shares held directly and 18,370,553 held through its wholly-owned subsidiary, Auctentia, S.L. ("Auctentia"). Auctentia's address is Lagasca 88, 28001 Madrid, Spain.
(2) This percentage has been calculated based upon 31,941,105 shares of the Company's common stock outstanding as of October 26, 2009.

Beneficial Stock Ownership of Management
----------------------------------------

       The following table shows the number of shares of common stock beneficially owned as of October 26, 2009, by each director, nominee for director, executive officer named in the Summary Compensation Table and the directors and executive officers of the Company as a group. Except as otherwise indicated below, each named person has sole voting and sole investment power with respect to the securities owned by him.

--------------------------------------------------------------------------------
             Name of                Amount and Nature of         Percent of
         Beneficial Owner           Beneficial Ownership      Common Stock (1)
--------------------------------------------------------------------------------
 Antonio Arenas (2)                    30,202                      *

--------------------------------------------------------------------------------
 Jeffrey Benjamin (3)                  1,009,375                   3.1%

--------------------------------------------------------------------------------
 James Davin (4)                       86,183                      *

--------------------------------------------------------------------------------
 Thor Gjerdrum (5)                     56,575                      *

--------------------------------------------------------------------------------
 George Lumby (6)                      15,101                      *

--------------------------------------------------------------------------------
 Carol Meltzer (7)                     171,644                     *

--------------------------------------------------------------------------------
 John Moorhead                         2,433                       *

--------------------------------------------------------------------------------
 Christopher W. Nolan, Sr.             2,433                       *

--------------------------------------------------------------------------------
 Jess Ravich (8)                       8,000                       *

--------------------------------------------------------------------------------
 Greg Roberts (9)                      937,826                     2.9%

--------------------------------------------------------------------------------
 All Executive Officers and
 Directors, as a group (10)            2,319,772                   7.1%

--------------------------------------------------------------------------------

   * Less than 1%

     (1) Based on 31,941,105 shares outstanding at October 26, 2009. The percentages have been calculated in accordance with Rule 13d-3(d)(1)(i) under the Exchange Act.

     (2) Excludes 17,401 restricted stock units scheduled to be settled September 10, 2010.

     (3) Includes 952,375 shares of common stock owned individually and 57,000 shares owned through an IRA.

     (4) Includes 18,683 shares of common stock and 67,500 options to acquire common stock exercisable within 60 days of October 26, 2009. Mr. Davin has declined to stand for re-election to the Board of Directors.

     (5) Includes 44,075 shares of common stock and 12,500 shares subject to stock appreciation rights exercisable within 60 days of October 26, 2009. The number of shares of common stock that can be acquired by exercise of the Stock Appreciation Rights will vary with the market price of common stock; at October 26, 2009, the stock appreciation right was "out of the money" and, therefore, no shares could be acquired by exercise of such right. Excludes 59,816 restricted stock units scheduled to be settled September 10, 2010.

     (6) Excludes 5,674 restricted stock units scheduled to be settled September 10, 2010.

     (7) Includes 56,644 shares of common stock; 50,000 shares of restricted stock vesting on June 30, 2010 (as to which Ms. Meltzer does not hold sole investment power); and 65,000 options to acquire common stock exercisable within 60 days of October 26, 2009. Excludes 17,401 restricted stock units scheduled to be settled September 10, 2010.

     (8) Mr. Ravich will be nominated for election as a director, but is not currently a director of the Company.

     (9) Includes 267,826 shares of common stock owned jointly by Mr. Roberts and his wife; 425,000 shares owned by an entity owned 50% by Mr. Roberts, as to which Mr. Roberts disclaims beneficial ownership; 75,000 shares of restricted stock vesting on June 30, 2010 (as to which Mr. Roberts does not hold sole investment power); and 170,000 shares that may be acquired by exercise of options that are exercisable within 60 days of October 26, 2009. Excludes 151,315 restricted stock units scheduled to be settled September 10, 2010.

     (10) Includes 302,500 shares that may be acquired upon exercise of options that are exercisable within 60 days of October 26, 2009, and 12,500 shares subject to stock appreciation rights exercisable within 60 days of October 26, 2009 (see also footnote (4) above). Includes 125,000 shares of restricted stock (as to which the individuals do not hold sole investment power). Excludes 251,607 restricted stock units scheduled to be settled September 10, 2010.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

       The Board of Directors of the Company has fixed the number of directors at nine.

       The Company's directors are elected at the annual meeting of stockholders. SGI's restated certificate of incorporation provides that the members of the Company's Board of Directors must be divided into three classes, as nearly equal in size as possible, with the term of office of one class expiring each year.

       The term of office for each class of SGI's Board of Directors has expired. Accordingly, at the upcoming annual meeting, three directors will be elected as Class I directors, to serve a one-year term (until the first succeeding annual meeting, in 2010) and until their respective successors are duly elected and qualified; two directors will be elected as Class II directors, to serve two-year terms (until the second succeeding annual meeting, in 2011) and until their respective successors are duly elected and qualified; and two directors will be elected as Class III directors, to serve three-year terms (until the third succeeding annual meeting, in 2012) and until their respective successors are duly elected and qualified.

       Although director vacancies exist, the Board of Directors has determined that it is in the Company's best interest for no additional directors to be nominated other than the nominees set forth below in order to give the Board of Directors flexibility to appoint additional directors if the need arises. Accordingly, proxies may not be voted for a greater number of persons than the number of nominees named.

       Following this election, in any given year only those directors belonging to one class may be changed and it would take elections in three consecutive years to change the entire Board of Directors.

       The Nominating Committee ratified and the Board ratified the nominating of the nominees set forth below. Six of the nominees are currently serving on the Company's Board of Directors, and all of the nominees have consented to being named in this proxy statement, and to serve if elected.

       Unless authority to vote for the election of directors is withheld, the enclosed proxy will be voted FOR the election of the nominees named below.

       CLASS I DIRECTORS

       Antonio Arenas
       George Lumby
       Jess M. Ravich

       CLASS II DIRECTORS

       Christopher W. Nolan, Sr.
       Gregory N. Roberts

       CLASS III Directors

       Jeffrey D. Benjamin
       John U. Moorhead

       SGI's restated certificate of incorporation provides that directors may be removed only for cause and that any such removal must be approved by the affirmative vote of at least a majority of the outstanding shares of SGI capital stock entitled to vote generally in the election of directors at a meeting of stockholders called for that purpose.

Information Concerning Directors

       You will find below  background  information with respect to the nominees
for  election.   See  "Security  Ownership  of  Certain  Beneficial  Owners  and
Management" for information regarding their holdings of SGI's common stock.

           NOMINEES FOR CLASS I DIRECTORS (WHOSE TERMS EXPIRE IN 2010)

       Antonio Arenas, George Lumby and Jess M. Ravich have been nominated by the Board of Directors for election to the Board as Class I directors, to serve until the first succeeding annual meeting, in 2010, and until their respective successors are duly elected and qualified. No other nominations were submitted.

       Antonio Arenas, aged 53, a director since 2006, has served as our Executive Chairman since October 2007. Mr. Arenas has been a Managing Director and the Chief Executive Officer of COALCA, S.A., a company involved in the sale and distribution of consumer and pharmaceutical products, and land development in the Canary Islands and Spain, since 1994.

       George Lumby, 64, a director since December 2006, served as a partner at PricewaterhouseCoopers, where he acted as an auditor and a mergers and acquisitions specialist, until 2003. In 2003, Mr. Lumby established his own firm in Spain, which provides consulting services to companies involved in insolvency and reorganization situations. Mr. Lumby is currently a Fellow of the Institute of Chartered Accountants in England & Wales, a member of the Spanish Institute of Chartered Accountants (Instituto de Censores Jurados de Cuentas de Espana) and a member of the Spanish Official Register of Auditors (Registro Oficial de Auditores de Cuentas ROAC).

       Jess M. Ravich, aged 52, is a managing director and head of capital markets of Houlihan, Lokey, Howard & Zukin, Inc., an international investment bank. From 1991 through November 2009, Mr. Ravich founded and served as Chief Executive Officer of Libra Securities LLC, an investment banking firm serving the middle market. Prior to founding Libra, Mr. Ravich was an Executive Vice President of the fixed income department at Jefferies & Company, a Los Angeles-based brokerage firm. Prior to Jefferies, Mr. Ravich was a Senior Vice President at Drexel Burnham Lambert, where he was also a member of the executive committee of the high yield group and shared responsibility for running high yield trading from 1988 until 1990, when the firm closed. Mr. Ravich is a graduate of the Wharton School at the University of Pennsylvania, summa cum laude, and Harvard Law School, magna cum laude and editor of Law Review. Mr. Ravich serves on the Board of Directors of The Cherokee Group, Inc. (NASDAQ:
CHKE).

          NOMINEES FOR CLASS II DIRECTORS (WHOSE TERMS EXPIRE IN 2011)

       Christopher W. Nolan, Sr. and Gregory N. Roberts have been nominated by the Board of Directors for election to the Board as Class II directors, to serve until the second succeeding annual meeting, in 2011, and until their respective successors are duly elected and qualified. No other nominations were submitted.

       Christopher W. Nolan, Sr., aged 45, a director since June 2007, has been a Managing Director in the Mergers & Acquisitions group of Rabo Securities USA, Inc., an affiliate of Rabobank International, a Dutch agribusiness bank with offices in New York, NY, since 2006, and was an Executive Director with the Mergers & Acquisitions group of Rabobank International from 2002 through 2006. Mr. Nolan currently serves on the Board of Directors, and as a member of the Audit Committee, of United-Guardian, Inc. (NASDAQ: UG).

       Gregory N. Roberts, aged 47, a director since February 2000, has served as our President and Chief Executive Officer since March 2008. Mr. Roberts previously served as the President of the Company's North American coin division, which includes Spectrum Numismatics and A-Mark Precious Metals; Mr. Roberts had been President of Spectrum Numismatics since the early 1990s. He is also a lifetime member of the American Numismatic Association.

          NOMINEES FOR CLASS III DIRECTORS (WHOSE TERMS EXPIRE IN 2012)

       Jeffrey D. Benjamin and John U. Moorhead have been nominated by the Board of Directors for election to the Board as Class III directors, to serve until the third succeeding annual meeting, in 2012, and until their respective successors are duly elected and qualified. No other nominations were submitted.

       Jeffrey D. Benjamin, aged 48, a director since May 2009, has been a Senior Advisor to Cyrus Capital Partners, L.P. since 2008, where he assists with distressed investments. Mr. Benjamin also serves as a consultant to Apollo Management, L.P., a private investment fund, and from September 2002 to June 2008, Mr. Benjamin served as a senior advisor to Apollo Management, where he was responsible for a variety of investments in private equity, high yield and distressed securities. Mr. Benjamin is also a member of the Boards of Directors of Harrah's Entertainment, Inc., Exco Resources, Inc. and Virgin Media Inc., and is a trustee of the American Numismatic Society.

       John ("Jay") U. Moorhead, aged 57, a director since June 2007, has been Managing Director of Ewing Bemiss & Co, an investment banking firm, since 2009. Prior to joining Ewing Bemiss, Mr. Moorhead was a managing director at Westwood Capital and MillRock Partners, boutique investment banking firms serving private middle market and public growth companies. From 2001 to 2003, Mr. Moorhead was a corporate finance partner at CE Unterberg Towbin.

       James Davin, who is currently a director of the Company, has declined to stand for re-election and accordingly will step down from the Board of Directors on December 17, 2009, following the annual meeting of stockholders.

             INFORMATION ABOUT OUR BOARD OF DIRECTORS AND MANAGEMENT

       The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of the Company. The Company's executive officers and management oversee the day-to-day operations of SGI. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board. Our directors also discuss business and other matters with the Chairman and the President, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

       The Board of Directors met ten times in fiscal 2009 (including meetings by electronic means). Each director attended 100% of the meetings of the Board of Directors and of the committees, if any, of which he was a member.

       Under the Company's policy, each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevents his attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director's participation by means where the director can hear, and be heard, by those present at the meeting.

       The Company's Board of Directors has determined that Jeffrey D. Benjamin, James M. Davin, Jay Moorhead, and Christopher W. Nolan, Sr., current directors, and Jess M. Ravich, a nominee for election as director, if so elected, qualify as "independent" as that term is currently defined in Rule 5605(a)(2) and (c)(2) of the Nasdaq listing standards.

Committees of the Board

Audit Committee

       The Company has a separately-designated standing Audit Committee. During the year ended June 30, 2009, the Audit Committee consisted of James M. Davin (Chairman), Jay Moorhead and Christopher W. Nolan, Sr. The Company's Board of Directors has determined that each member of the Audit Committee is "independent" (as that term is currently defined in Rule 5605(a)(2) and (c)(2) of the Nasdaq listing standards).

       If Mr. Ravich is elected to the Board, it is expected that he will appointed to the Company's Audit Committee. The Board of Directors has determined that Mr. Ravich qualifies as an "audit committee financial expert," as defined in accordance with applicable SEC rules, and that the other members of the Audit Committee are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.

       The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the integrity of the Company's financial statements; the independence, qualifications and performance of the
Company's independent auditors; the Company's compliance with legal and regulatory requirements; the performance of the Company's internal audit function and internal audit firm and the oversight of the Company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established. The Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditors and any other accounting firm engaged for the purpose of preparing an audit report or performing other audit, review or attest services for the Company (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

       The roles and responsibilities of the Audit Committee are set forth in a written Audit Committee Charter. To view the Audit Committee Charter, you may go to our internet website located at www.spectrumgi.com and click on "Governance Policies."

       The Audit Committee met 18 times during fiscal 2009.

Compensation Committee

       The Compensation Committee makes recommendations to the Board regarding compensation to executive officers, among other duties. During the year ended June 30, 2009, the Compensation Committee consisted of Jay Moorhead (Chairman), Antonio Arenas (until his resignation from the Compensation Committee in September 2008), James Davin, Irving Kagan (until his resignation from the Board of Directors in May 2009), George Lumby (until his resignation from the Compensation Committee in September 2008) and Christopher W. Nolan. Sr. Mr. Benjamin was appointed to the Compensation Committee when he joined the Board of Directors in May 2009. The Board of Directors has determined that the current members of the Compensation Committee qualify as "independent" as that term is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards.

       The roles and responsibilities of the Compensation Committee are set forth in a written Charter. To view the Compensation Committee Charter, you may go to our internet website located at www.spectrumgi.com and click on "Governance Policies."

       The Compensation Committee met five times during fiscal 2009.

Nominating and Corporate Governance Committee

       The principal responsibilities of the Nominating and Corporate Governance Committee are to determine the slate of director nominees for election to the Company's Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, to establish performance criteria for itself and the full Board, and to review and interpret the Company's corporate governance policies. During the year ended June 30, 2009, the members of the Nominating and Corporate Governance Committee were Christopher W. Nolan, Sr. (Chairman), Antonio Arenas, James Davin, George Lumby and Jay Moorhead. Mr. Benjamin was appointed to the Nominating and Corporate Governance Committee when he joined the Board of Directors in May 2009.

       The roles and responsibilities of the Nominating and Corporate Governance Committee are set forth in a written Charter. To view the Compensation Committee Charter, you may go to our internet website located at www.spectrumgi.com and click on "Governance Policies."

       The Nominating and Corporate Governance Committee works with the Board to determine the appropriate characteristics, skills, and experiences for the Board as a whole and its individual members. The Committee believes that members of the Company's Board of Directors must posses certain basic personal and professional qualities in order to properly discharge their fiduciary duties to stockholders, provide effective oversight of the management of the Company and monitor the Company's adherence to principles of sound corporate governance. These qualities, which are only threshold criteria and are subject to limited exceptions, include integrity, absence of conflict of interest which would impair the ability to serve, fair and equal representation, achievement, oversight, business understanding and available time.

       The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board's ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure. Accordingly, the process of the Committee for identifying nominees reflects the Company's practice of re-nominating incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, whom the Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board.

       The Committee will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board. The Committee will solicit recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board, including members of the Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates. As to each recommended candidate that the Committee believes merits consideration, the Committee will cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company's proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate; determine if the candidate satisfies the minimum qualifications required by the Committee of candidates for election as director; determine if the candidate possesses any of the specific qualities or skills that under the Committee's policies must be possessed by one or more members of the Board; consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and consider the extent to which the membership of the candidate on the Board will promote diversity among the directors. In its discretion, the Committee may solicit the views of the Chief Executive Officer, other members of the Company's senior management and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors. In its discretion, the Committee may designate one or more of its members (or the entire Committee) to interview any proposed candidate. Based on all available information and relevant considerations, the Committee will select a candidate who, in the view of the Committee, is most suited for membership on the Board. The Committee maintains appropriate records regarding its process of identifying and evaluating candidates for election to the Board.

       It is the policy of the Company that the Nominating and Corporate Governance Committee of the Board consider recommendations for the nomination of directors submitted by holders of the Company's shares entitled to vote generally in the election of directors. The Nominating and Corporate Governance Committee will give consideration to these recommendations for positions on the Board where the Committee has not determined to re-nominate a qualified incumbent director. The Nominating and Corporate Governance Committee will only consider recommendations of nominees who satisfy the minimum qualifications prescribed by the Committee for Board candidates. In considering any recommendation for the nomination of directors, the Nominating and Corporate Governance Committee will take into account the size and duration of a recommending stockholder's ownership interest in the Company. Only those recommendations whose submission complies with the procedural requirements adopted by the Nominating and Corporate Governance Committee will be considered by the Committee.

       The Nominating and Corporate Governance Committee met two times in fiscal 2009.

Code of Ethics

       The Audit Committee of the Company's Board of Directors has adopted a Code of Ethics for Senior Financial and Other Officers (the "Code of Ethics"), which applies to the Company's Chief Executive Officer, Chief Financial Officer, Controller and heads of major divisions, together with such other officers as the Audit Committee may from time to time designate. To view the Code of Ethics, you may go to our internet website located at www.spectrumgi.com and click on "Governance Policies." You may also obtain a printed copy of the Code of Ethics, free of charge, by contacting us at the following address:

Spectrum Group International, Inc.
18061 Fitch
Irvine, California 92614
Telephone: (949) 955-1250

Stockholder Communications to the Board

       The Company's security holders may send communications to the Board of Directors. All communications should be delivered either in writing addressed c/o Legal Department at 18061 Fitch, Irvine, California 92614 or by e-mail to directors@spectrumgi.com. All communications must be accompanied by the following information: a statement of the type and amount of the securities of the Company that the person holds; and any special interest, meaning an interest not in the capacity as a stockholder of the company, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

       Concerns about accounting, internal accounting controls or auditing matters should be reported pursuant to the procedures outlined on our website at www.spectrumgi.com/governancepolicies.html, under "Complaint Hotline".

Executive Officers

       SGI's executive officers are as follows:

     Name                    Age    Position
     ----                    ---    --------

     Antonio Arenas          53     Executive Chairman

     Gregory N. Roberts      47     President and Chief Executive
                                    Officer

     Thor Gjerdrum           42     Executive Vice President and
                                    Chief Financial Officer

     Carol Meltzer           51     General Counsel and Chief
                                    Administrative Officer

See "Election of Directors" for information relating to Messrs. Arenas and Roberts.

       Thor Gjerdrum has served as our Chief Financial Officer and Executive Vice President since June 2008. Prior to that, Mr. Gjerdrum served as Chief Financial Officer of A-Mark Precious Metals, Inc. since 2002. From 1996 to 2001 Mr. Gjerdrum held the positions of Vice President Finance/Treasurer of Global Operations and Chief Operation Officer of European Operations with a publicly traded international telecom company. From 1994 to 1996 Mr. Gjerdrum worked as an Assistant Controller with BT Office Products International, (now Corporate Express). Prior to 1994 Mr. Gjerdrum worked as an Accounting Manger and Auditor with two firms. Mr. Gjerdrum became a licensed Certified Public Accountant in 1991 and holds a B.S. (in Accounting) degree from the University of Santa Clara.

       Carol Meltzer has served as our Chief Administrative Officer since March 2008, our Executive Vice President since May 2006 and our General Counsel since 2004, and has provided legal services to the Company since 1995. She previously practiced law at Stroock & Stroock & Lavan LLP and Kramer Levin Naftalis & Frankel LLP.

       INFORMATION ABOUT OUR RELATIONSHOP WITH OUR INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

Principal Accounting Fees and Services

       The following table shows the fees paid or accrued by the Company for the audit and other services provided by BDO Seidman, LLP ("BDO") for the most recent two fiscal years.

            Fees                           2009             2008
           -----------------------     ------------     ------------
            Audit Fees (1)            $  1,001,712     $  2,284,688


(1) Audit fees consisted of services rendered by the principal accountant for the audit of our annual consolidated financial statements.

       In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee established policies and procedures under which all audit and non-audit services performed by the Company's principal accountants must be approved in advance by the Audit Committee.

Audit Committee Report

       The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

       SGI's Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2009 with management. SGI's Audit Committee has discussed the matters required by AU 380 (Communication with Audit Committee) and other authoritative guidance, with BDO. The Audit Committee has also received the written disclosures and the letter from BDO required by Securities Acts administered by the Securities and Exchange Commission and in compliance with Rule 3520 of the Public Company Accounting Oversight Board ("PCAOB"), has discussed the independence of BDO and considered whether the provision of non-audit services by BDO is compatible with maintaining the auditor's independence.

       Based on the review and the discussions noted above, SGI's Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2009, as filed with the Securities and Exchange Commission.


                                           Audit Committee
                                           of Spectrum Group International, Inc.

                                           James M. Davin (Chairman)
                                           John U.  Moorhead
                                           Christopher W. Nolan, Sr.

Executive Compensation

       The table  below sets forth the  compensation  of three of the  Company's named executive officers for both 2009 and 2008. "Named executive officers" includes SGI's President and Chief Executive Officer, Mr. Roberts, SGI's Chief Financial Officer, Mr. Gjerdrum and SGI's General Counsel and Chief Administrative Officer, Ms. Meltzer.

---------------------------- ------ -------------- ----------- ----------- ----------- --------------- ------------- -------------

Name and Principal Position   Year     Salary         Bonus       Stock      Option       Non-Equity     All Other       Total
                                         ($)           ($)       Awards(1)  Awards(2)   Incentive Plan  Compensation      ($)
                                                                    ($)        ($)       Compensation       (3)
                                                                                             ($)            ($)

            (a)               (b)        (c)           (d)          (e)        (f)           (g)            (h)           (i)
---------------------------- ------ -------------- ----------- ----------- ----------- --------------- ------------- -------------


Gregory Roberts               2009   $   450,000    $      -    $  363,490  $     -     $   2,495,000   $    80,340   $  3,388,830
                             ------
Chief Executive Officer       2008   $   543,750    $      -    $  237,171  $     -     $     919,819   $     9,750   $  1,710,490
                             ------
President and Director


Thor Gjerdrum                 2009   $   215,000    $      -    $   84,156  $     -     $   2,530,000   $    28,653   $  2,558,359
                             ------
Chief Financial Officer       2008   $   165,000    $      -    $   14,585  $ 37,661    $     589,000   $       750   $    806,996
                             ------
Executive Vice President


Carol Meltzer                 2009   $   300,000    $      -    $   93,126  $     -     $     460,000   $    18,867   $    871,993
                             ------
Chief Administrative Officer  2008   $   300,000    $ 135,000   $   75,937  $     -     $          -    $    10,750   $    521,687
                             ------
Executive Vice President
General Counsel
Corporate Secretary


(1) The amounts in this column are the expense recognized by us for financial statement reporting purposes in fiscal 2009 and fiscal 2008 in accordance with FAS 123(R) for all awards of restricted stock (including grants before the indicated fiscal year) that remained unvested in any part of the fiscal year. For purposes of determining such expense, the fair value of each award was the closing price per share of our common stock on the date of grant.

(2) The amount in this column is the expense recognized by us for financial statement reporting purposes in fiscal 2008 in accordance with FAS 123(R) for stock appreciation rights granted to a named executive officer in fiscal 2006. Such expense amount was estimated using the Black-Scholes option valuation methodology. The assumptions used to calculate such expense for this award are summarized in Note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2009. The value, if any, that ultimately may be realized by the executive from the exercise of the stock appreciation right may differ substantially from the amount of expense recognized for such award. No other expense resulting from stock options or stock appreciation rights granted to the named executive officers was recognized in fiscal 2009 or fiscal 2008.

(3) Amounts in this column, for fiscal 2009, include the value of the discount applied in converting a portion of the cash annual incentive awards into restricted stock units, as follows: Mr. Roberts, $70,590; Mr. Gjerdrum, $27,903; Ms. Meltzer, $8,117. The amount for Mr. Roberts includes $9,000 in fiscal 2009 as a car allowance. The amount for Ms. Meltzer includes $10,000 in fiscal 2009 as a non-accountable expense reimbursement. Also included for fiscal 2009, for each named executive officer, is the $750 matching contribution from Spectrum to the executive's account under our 401(k) plan.

Employment Agreements

       Spectrum has entered into an employment agreement with three of its named executive officers. In all cases, the employment agreements provide for certain benefits, including medical insurance, vacation, reimbursement of business expenses and payment of previously earned compensation upon any termination of employment. Other principal terms of the employment agreements, as currently in effect (unless otherwise noted), are as follows:

       Greg Roberts: Mr. Roberts is employed as our Chief Executive Officer and President under his employment agreement. The agreement, originally entered into in December 2007, has a term extending until June 30, 2010. The agreement provides that Mr. Roberts is entitled to nominate one person as a director if he maintains beneficial ownership of at least 400,000 shares of common stock, and an additional person as a director if he has beneficial ownership of at least 1,386,440 shares. (Beneficial ownership at a recent date is reflected below under the caption "Beneficial Ownership Table").

       The employment agreement provides for a base salary of $450,000 per year, and an opportunity to earn a performance bonus. As in effect in fiscal year 2009, the performance bonus was based on pre-specified percentages of profits of the precious metals trading and collectibles businesses, the percentage of which could vary upward if higher levels of return on equity were achieved, plus an amount based on performance of the corporate division, with discretionary adjustments based on achievement of pre-specified individual goals. The payout amount for fiscal year 2009 was calculated as $2,495,000, reflected for 2009 in the Summary Compensation Table above in the column captioned "Non-Equity Incentive Plan Compensation." Eighty-four percent of this amount was paid in cash, and the remainder was paid out in the form of 151,315 restricted stock units which will vest June 30, 2010 (subject to accelerated vesting in specified circumstances) and be settled September 10, 2010. For this purpose, the restricted stock units were valued at 85% of the closing price of our stock on October 9, 2009. The full value of the bonus including the portion allocated to restricted stock units and the value of the discount, $70,590, has been included in the All Other Compensation column above. For fiscal year 2010, we have agreed with Mr. Roberts to provide an annual incentive based on similar performance metrics, consisting of pre-specified percentages of profits of the precious metals trading and collectibles businesses, consolidated corporate profitability, and achievement of individual goals - with discretion given to the Compensation Committee and Board to vary the payout upwards or downwards based on their assessment of Spectrum's strategic performance for fiscal year 2010.

       Mr. Roberts' employment agreement also provided for a grant of 75,000 shares of restricted stock; this grant occurred on December 20, 2007, and vested or vests as to 25,000 shares on each anniversary of the grant date in 2008, 2009 and 2010. We also have agreed to indemnify Mr. Roberts for liabilities arising out of his employment, to provide a motor vehicle allowance of $750 per month, and to pay all premiums and deductibles payable in connection with medical insurance.

       The employment agreement also provides for payment of a one-time bonus to Mr. Roberts of $100,000 at the time we become current in our filings with the Securities and Exchange Commission. This bonus was paid in October 2009 following the filing of our Report on Form 10-K for the year ended June 30, 2009.

       In the event of a termination of Mr. Roberts' employment by us without cause or by him for "Good Reason," we would be obligated to continue to pay his base salary until June 30, 2010, and he would be entitled to a pro rata payment of bonus for the year of termination based on the actual performance for the year. The agreement contains terms intended to allow an acquiring company to retain Mr. Roberts as a continuing employee with the value of the severance payment partially satisfying payment obligations under a new employment agreement. "Good Reason" would arise if we decreased or failed to pay salary or bonus required under the agreement, or if Mr. Roberts ceased to be President and CEO of Spectrum or his duties were materially diminished, or his place of employment were relocated by more than 30 miles, or if there occurs a change in control of Spectrum. In the event of termination of employment due to death or disability, Spectrum's obligation to pay salary would cease, but a pro rata bonus for the year of termination would be payable based on the actual performance achieved in that year or, if so elected by the executive or his estate, a pro rata bonus based on 50% of the bonus paid for the previous year. The agreement obligates Mr. Roberts not to solicit employees or customers of the Company in ways harmful to our business during the period in which severance is payable or for one year following a termination for cause.

       Thor C. Gjerdrum: Mr. Gjerdrum is employed as our Chief Financial Officer and Executive Vice President under his employment agreement. The agreement, originally entered into in July 2005, has a term extending until July 2010.

       The employment agreement provides for a base salary of $165,000 per year (we have raised this salary to a current rate of $215,000), and an opportunity to earn a performance bonus. As in effect in fiscal year 2009, the performance bonus was based on a pre-specified percentage of the pre-tax profit of the precious metals trading business, a pre-specified percentage of our net pre-tax income (subject to shareholder's equity exceeding a pre-set threshold), and an amount based on performance of the corporate division, with discretionary adjustments based on achievement of pre-specified individual goals. The payout amount for fiscal year 2009 was calculated as $2,530,000, reflected for 2009 in the Summary Compensation Table above in the column captioned "Non-Equity Incentive Plan Compensation." Approximately 94% of this amount was paid in cash , and the remainder was paid out in the form of 59,816 restricted stock units which will vest June 30, 2010 (subject to accelerated vesting in specified circumstances) and be settled September 10, 2010. For this purpose, the restricted stock units were valued at 85% of the closing price of our stock on October 9, 2009. The full value of the bonus including the portion allocated to restricted stock units and the value of the discount, $27,903, has been included in the All Other Compensation column above. For fiscal year 2010, we have agreed with Mr. Gjerdrum to provide for annual incentive based on the same performance metrics as in fiscal year 2009.

       Mr. Gjerdrum's employment agreement also provided for a grant of 12,500 stock appreciation rights ("SARs"), which occurred in 2005; these SARs are now fully vested. The agreement also provides that we will pay all premiums in connection with medical insurance.

       In the event of a termination of Mr. Gjerdrum's employment by us without cause (including a termination following a change in control) or by him for "Good Reason," we would be obligated to continue to pay his base salary until the termination date of the agreement (within one year) June 30, 2010. "Good Reason" would arise if we were to decrease or fail to pay salary or bonus or were to make a material adverse change in his job description or duties.

       Carol Meltzer: Ms. Meltzer is employed as our General Counsel, Chief Administrative Officer and Executive Vice President under her employment agreement, as amended. The agreement, originally entered into in July 2006, has a term extending until June 30, 2010.

       The employment agreement provides for a base salary of $325,000 in fiscal year 2010 ($300,000 per year in fiscal year 2009), and an opportunity to earn a performance bonus, the amount of which must be at least $100,000 per year for fiscal years through fiscal year 2009. As in effect in fiscal year 2009, the performance bonus was based on participation in the corporate division bonus pool, with discretionary adjustments based on achievement of pre-specified individual goals. The payout amount for fiscal year 2009 was calculated as $460,000, reflected for 2009 in the Summary Compensation Table above in the column captioned "Non-Equity Incentive Plan Compensation." Approximately 90% of this amount was paid in cash, and the remainder was paid out in the form of 17,401 restricted stock units which will vest June 30, 2010 (subject to accelerated vesting in specified circumstances) and be settled September 10, 2010. For this purpose, the restricted stock units were valued at 85% of the closing price of our stock on October 9, 2009. The full value of the bonus including the portion allocated to restricted stock units and the value of the discount, $8,117, has been included in the All Other Compensation column above. For fiscal year 2010, Ms. Meltzer will be eligible to receive a discretionary bonus.

       We also have agreed to provide Ms. Meltzer with a non-accountable expense reimbursement of $10,000 per year, and have agreed to indemnify Ms. Meltzer for liabilities arising out of her employment.

       In connection with the extension of the employment agreement term for one year, on June 26, 2009, we granted 50,000 shares of restricted stock to Ms. Meltzer. The restricted stock vests 100% on June 30, 2010, subject to accelerated vesting in the event of a termination of Ms. Meltzer's employment by us without cause or by her for "Good Reason."

       In the event of a termination of Ms. Meltzer's employment by us without cause or by her for "Good Reason," we also would be obligated to pay a lump sum equal to 12 months' salary. "Good Reason" would arise if we decreased or failed to pay salary or bonus required under the agreement, or if Ms. Meltzer ceased to be General Counsel or Chief Administrative Officer of Spectrum or her duties were materially diminished, or her place of employment were relocated by more than 100 miles, or if there occurs a change in control of Spectrum. In the event of termination of employment due to death or disability, we would be obligated to pay a lump sum equal to 12 months' salary and a prorata portion of such specified bonus amount. The agreement imposes obligations on Ms. Meltzer relating to competition with us and solicitation of employees, customers and suppliers in ways harmful to our business during a one-year period following employment.

       The only retirement plan in which the named executive officers participate is our 401(k) plan, open to all employees. Employees are permitted to elect to contribute up to 15% of compensation, up to specified maximums. We contribute a 10% matching contribution under the plan, up to $750 for each employee. In fiscal 2009, each of the named executive officers participated in the 401(k) plan and received a $750 matching contribution (the matching contribution is reflected in the "All Other Compensation" column of the Summary Compensation Table above).

       The following tables set forth information regarding stock awards, stock options and similar equity compensation outstanding at June 30, 2009, whether granted in fiscal 2009 or earlier.

                 Outstanding Equity Awards At Fiscal Year-End

                                Options Awards                                         Stock Awards
-------------------------------------------------------------------------------
         Name             Number of       Number of      Option      Option       Number of     Market
                         Securities      Securities     Exercise    Expiration    Shares or    Value of
                         Underlying      Underlying      Price        Date        Units of     Shares or
                         Unexercised     Unexercised      ($)                    Stock That    Units of
                           Options         Options                                Have Not     Stock That
                             (#)             (#)                                   Vested       Have Not
                         Exercisable    Unexercisable                                (#)         Vested
                                                                                                ($) (1)

         (a)                 (b)             (c)          (e)         (f)            (g)          (h)

Gregory Roberts             22,500                       14.22      3/31/2014    275,837 (2)     824,753
Chief Executive             22,500                        2.80      7/31/2013
Officer
President and Director     125,000                        2.00       2/4/2013


Thor Gjerdrum                                                                     95,395 (3)     285,231
Chief Financial
Officer
Executive Vice
President


Carol Meltzer               22,500                       14.22      3/31/2014    107,502 (4)     321,431
Chief Administrative        22,500                        2.80      7/31/2013
Officer
Executive Vice              17,500                        2.00       2/4/2013
President
General Counsel              2,500                        1.75      1/24/2012
Corporate Secretary

(1) Values are based on the June 30, 2009 closing price of our common stock in over-the-counter market, $2.99 per share.

(2) Consists of 75,000 shares of restricted stock with a scheduled vesting date of June 30, 2010, 49,522 shares of restricted stock granted as part of fiscal 2008 bonus, which vested on August 29, 2009, and 151,315 restricted stock units granted as part of fiscal 2009 bonus, with a scheduled vesting date of June 30, 2010, with settlement to occur September 10, 2010. Vesting in some cases will accelerate upon death, disability, a change in control or upon a termination by us not for cause or by the executive for good reason.

(3) Consists of 35,579 shares of restricted stock granted as part of fiscal 2008 bonus, which vested on August 29, 2009, and 59,816 restricted stock units granted as part of fiscal 2009 bonus, with a scheduled vesting date of June 30, 20101, with settlement to occur on September 10, 2010. Vesting in some cases will accelerate upon death, disability, a change in control or upon a termination by us not for cause or by the executive for good reason.

(4) Consists of 50,000 shares of restricted stock with a scheduled vesting date of June 30, 2010, and 40,101 shares of restricted stock granted as part of fiscal 2008 bonus, which vested on August 29, 2009, and 17,401 restricted stock units granted as part of fiscal 2009 bonus, with a scheduled vesting date of June 30, 2010, with settlement to occur on September 10, 2010. Vesting in some cases will accelerate upon death, disability, a change in control or upon a termination by us not for cause or by the executive for good reason.

Directors' Compensation

       Under our Outside Directors' Compensation Policy for fiscal 2009, each non-employee director was entitled to receive $20,000 per year plus $1,000 for each Board and Committee meeting attended. In addition, the Chairman of the Audit Committee received $5,000 per year, and each member of the Audit Committee (including the Chairman) received $10,000 per year. In addition, each non-employee director was entitled to receive Long-Term Incentive Awards, representing the right to receive an amount, payable in stock, equal to the appreciation in value of 10,000 shares (plus an additional 4,450 shares for members of the Audit Committee) from the first business day of fiscal 2009 to the Average Closing Price (as defined) for the period between June 1 and June 30 of each year. Total non-employee directors' meeting and committee fees for fiscal 2009 were $307,000. Directors are also entitled to the protection of certain indemnification provisions in SGI's certificate of incorporation and bylaws.

       The following table sets forth information regarding compensation earned by the non-employee directors of the Company during the most recent fiscal year, as well as by Mr. Arenas and Mr. Lumby, who are members of our Board of Directors but receive compensation for services rendered to the Company, in the case of Mr. Arenas, as Executive Chairman and co-administrator of the Company's Spanish subsidiary Central de Compras Coleccionables, S.L. ("CdC") and, in the case of Mr. Lumby, as co-administrator of CdC. The table shows the compensation to Mr. Arenas and Mr. Lumby in all capacities.

         Name                Fees          Stock     Option     Non-Equity     Nonqualified     All Other       Total
                            Earned         Awards    Awards     Incentive        Deferred      Compensation      ($)
                            or Paid         ($)        ($)         Plan        Compensation        ($)
                            in Cash                            Compensation      Earnings
                              ($)                                  ($)

          (a)                 (b)           (c)        (d)         (e)             (f)             (g)           (h)


Jeffrey D. Benjamin            -             -          -           -               -               -             -

James M. Davin             67,041         5,596         -           -               -               -          72,637


John Moorhead             117,000 (1)     5,596         -           -               -               -         122,596

Christopher W. Nolan,
Sr.                        75,200         5,596         -           -               -               -          80,796

Irving Kagan               77,628        11,261         -           -               -               -          88,889

Antonio Arenas                 -         68,961         -           -                           693,117       762,078

George Lumby                   -         34,481         -           -               -           368,790       403,271

(1)  Includes certain fees for services performed in the prior fiscal year.

       We currently do not have an employment agreement with Mr. Arenas, but we have agreed to employment terms that are expected to be incorporated into a definitive agreement. These terms provide that Mr. Arenas will serve as our Executive Chairman, for which we will pay to a corporation he controls an annual retainer fee of $225,000, and the Compensation Committee and Board will determine the amount of an annual discretionary bonus. Mr. Arenas' service is not a full-time commitment, but he is required to account for his hours of service. Our obligations under the agreement will terminate in the event Mr. Arenas ceases to be Executive Chairman for any reason. For fiscal year 2009, the Compensation Committee and Board approved a discretionary bonus to Mr. Arenas in the amount of $460,000. Approximately 90% of this amount was paid in cash, and the remainder was paid out in the form of 17,401 restricted stock units which will vest on June 30, 2010 (subject to accelerated vesting in specified circumstances), with settlement to occur on September 10, 2010. For this purpose, the restricted stock units were valued at 85% of the closing price of our stock on October 9, 2009. The full value of the bonus including the portion allocated to restricted stock units and the additional value of the discount, $8,117, has been included in the All Other Compensation column above. This bonus was approved in recognition of his substantial contributions in the areas of developing and implementing long-term and short-term growth strategies for the Company.

       We have agreed to pay Mr. Lumby an annual fee equal to 150,000 Euros for his services on behalf of the Company's Spanish subsidiary, subject to adjustment depending on hours worked. Mr. Lumby's service is not a full-time commitment. For fiscal year 2009, the Compensation Committee and Board approved a discretionary bonus to Mr. Lumby in the amount of $150,000. Ninety percent of this amount was paid in cash, and the remainder was paid out in the form of 5,674 restricted stock units, which will vest on June 30, 2010 (subject to accelerated vesting in specified circumstances), with settlement to occur on September 10, 2010. For this purpose, the restricted stock units were valued at 85% of the closing price of our stock on October 9, 2009. The full value of the bonus, including the portion allocated to restricted stock units and the additional value of the discount, $2,646, has been included in the All Other Compensation column above. This bonus was approved in recognition of Mr. Lumby's efforts in assisting with the Company's European audit. At June 30, 2009, Mr. Davin held vested and exercisable options to purchase 67,500 shares of Common Stock.

       Under our Outside Directors' Compensation Policy for 2010 and thereafter, each non-employee director will receive a cash retainer of $31,000 and equity having a value of $38,000. The non-employee directors will not be paid meeting fees for the first six Board meetings occurring during the particular year, but will be paid a meeting fee of $1,000 in cash for each additional Board meeting attended during that year. Each Outside Director serving on a Committee of the Board will receive a cash retainer of $5,000; each Committee Chairman will receive an additional $5,000 in cash; and each non-employee director will receive a meeting fee of $1,000 in cash for each Committee meeting attended.

       There are no family relationships among any of the Company's directors or executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Exchange Act requires our directors and executive officers, and persons owning more than 10% of a registered class of SGI 's equity securities, to file with the SEC reports of their ownership of, and transactions in, our common stock or other equity securities. To our knowledge, based solely on a review of copies of such reports furnished to us and written representations of directors and executive officers provided to us, during the fiscal year ended June 30, 2009, all of such persons were in compliance with all applicable Section 16(a) reporting requirements, except as follows: Carol Meltzer inadvertently filed a Form 4 late, reporting an equity grant; Greg Roberts inadvertently filed a Form 4 late, reporting the return of stock to the Company in payment of a tax liability; and Antonio Arenas inadvertently filed one Form 3 late.

       PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

       The Audit Committee of the Board of Directors has appointed BDO Seidman, LLP ("BDO") as the independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ending June 30, 2010. BDO also served as the Company's independent registered public accountant for the years ended June 30, 2009 and 2008.

       Stockholder ratification of the selection of BDO as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise. However, the Audit Committee of the Board is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

       A representative of BDO is expected to be present at the meeting to respond to appropriate questions of shareholders and will have the opportunity to make a statement if he so desires.

       This proposal requires the affirmative vote of a majority of the shares of common stock present at the annual meeting (or represented by proxy) and entitled to vote thereon.

                              STOCKHOLDER PROPOSALS

       Stockholder proposals intended to be presented at next year's Annual Meeting of Stockholders and included in SGI's proxy materials for that meeting must be received by SGI, addressed to the attention of SGI's corporate secretary, at its offices at 18061 Fitch, Irvine, California 92614, no later than July 23, 2010 (120 days prior to the first anniversary of the mailing date of this proxy statement), in order to be included in SGI's proxy statement and proxy card relating to that meeting. Such proposal must comply with all other applicable legal requirements in order to be included in the proxy materials for that meeting. In addition, a stockholder who intends to present an item of business at the 2010 Annual Meeting of Stockholders, other than a proposal submitted for inclusion in SGI's proxy materials, must provide notice of such business to the Company on or before October 18, 2010 and must comply with all applicable requirements of the Company's By-Laws.

                                 OTHER BUSINESS

       The Board of Directors has, at the date of this proxy statement, received no notice and otherwise is not aware of any other matter that is to be presented to stockholders for formal action at the annual meeting. If, however, any other matter properly comes before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy card to vote proxies in accordance with their judgment on such matters.

                                OTHER INFORMATION

       Although it has entered into no formal agreements to do so, SGI will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the Board of Directors will be borne by SGI. Proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission, or special letter by directors, officers and regular employees of SGI without additional compensation.

       A copy of SGI's Annual Report on Form 10-K as filed with the Securities and Exchange Commission (including financial statements and schedules) will be furnished without charge to a stockholder upon written request to: Carol Meltzer, Corporate Secretary, 18061 Fitch, Irvine, California 92614. It is important that your stock be represented at the annual meeting whether or not you expect to attend. The Board of Directors urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid reply envelope. Your cooperation as a stockholder, regardless of the number of shares of stock you own, will reduce the expenses incident to a follow-up solicitation of proxies.

       If you have any questions about voting your shares, please telephone SGI at (949) 955-1250.

                                           Sincerely,

                                           /s/ Carol Meltzer
                                           -----------------
                                           CAROL MELTZER
                                           Secretary

Irvine, California
November 23, 2009